Supplemental Cash Flow Information - Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents	$ 149,014	$ 244,241	$ 126,146	$ 102,481
Restricted cash - current	38,329	22,326	10,145	6,600
Restricted cash - long-term	35,521	72,868	106,882	104,919
Total	$ 222,864	$ 339,435	$ 243,173	$ 214,000